Exhibit 10.9

CONFIDENTIAL

Portions of this Exhibit have been redacted because they are both (i) not material and (ii) would be competitively harmful if publicly disclosed. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

AMENDMENT 2 TO THE COLLABORATION AGREEMENT

THIS AMENDMENT 2 (this “Amendment 2”), dated July 11, 2024 (the “Amendment 2 Effective Date”), by and between Cullinan Therapeutics, Inc. (formerly, Cullinan Management, Inc.), a Delaware corporation having an address at 1 Main Street, Suite 1350, Cambridge, MA 02142 (“Cullinan”) and Adimab, LLC, a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”), amends the COLLABORATION AGREEMENT dated November 28, 2018, as amended on April 30, 2024, between Cullinan Management, Inc. and Adimab (the “Agreement”). Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

BACKGROUND

WHEREAS, the Parties now wish to amend the terms of the Agreement, as further set forth herein, to collaborate on Research Programs for [***];

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Adimab and Cullinan hereby agree as follows:

1.
The first sentence of Section 2.1(a)(i) (Research Plans for Targets Other Than CD3) of the Agreement is deleted and replaced with the following:

[***].

2.
The last sentence of Section 2.1(a)(i) (Research Plans for Targets Other Than CD3) of the Agreement is deleted and replaced with the following:

[***].

3.
All other terms of the Agreement shall remain unchanged and in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have by duly authorized persons executed this Amendment 2 as of the Amendment 2 Effective Date.

CULLINAN THERAPEUTICS, INC.:	ADIMAB, LLC:
By: /s/ Kavya Rakhra	By: /s/ Phil Chase
Name: Kavya Rakhra	Name: Phil Chase
Title: Director, Preclinical R&D	Title: Chief Executive Officer
Date: July 15, 2024	Date: 7/16/2024